Exhibit 99.1

FOR FURTHER INFORMATION:
J. Cameron Coburn	Betty V. Norris
Chairman, President & CEO	SVP & Chief Financial Officer
Tel: 910-509-3901	Tel: 910-509-3914
Email: ccoburn@capefearbank.com	Email: bnorris@capefearbank.com

CAPE FEAR BANK CORP. DECLARES 5% STOCK DIVIDEND

WILMINGTON, NC – June 12, 2007 – Cape Fear Bank Corporation (Nasdaq: CAPE) announced today that its Board of Directors has approved a 5% stock dividend on the company’s outstanding common stock. The stock dividend will be paid on June 29, 2007, to shareholders of record on June 22, 2007. As a result of the stock dividend, each holder of shares of the company’s common stock on the record date will receive one new share of common stock for each twenty whole shares held of record on that date. In lieu of issuing fractional shares, the company will pay cash based on the average of the closing bid and asked prices of its common stock on The NASDAQ Capital Market on the record date.

About the Company

Cape Fear Bank (the “Bank”), formerly known as Bank of Wilmington, was established in 1998 as a community bank, developed and managed by local residents, who are committed to providing their customers with a high quality banking experience. Cape Fear Bank Corporation, the parent company, was formed in June 2005. The Bank serves the southeastern North Carolina market area with six full-service banking offices, including three in New Hanover County, two in Pender County, and one in Brunswick County. The Company’s stock is listed on the NASDAQ Capital Market under the symbol CAPE.

Forward-Looking Statements

This Report and its exhibits contain statements relating to our financial condition, results of operations, plans, strategies, trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts. Those statements may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by terms such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue,” or similar terms or the negative of these terms, or other statements concerning opinions or judgments of our management about future events. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission from time to time. Copies of those reports are available directly through the Commission’s website at www.sec.gov. Other factors that could influence the accuracy of those forward-looking statements include, but are not limited to: (a) the financial success or changing strategies of our customers; (b) customer acceptance of our services, products and fee structure; (c) changes in competitive pressures among depository and other financial institutions or in our ability to compete effectively against larger financial institutions in our banking market; (d) actions of government regulators, or changes in laws, regulations or accounting standards, that adversely affect our business; (e) our ability to manage our growth and to underwrite increasing volumes of loans; (f) the impact on our profits of increased staffing and expenses resulting from expansion; (g) changes in the interest rate environment and the level of market interest rates that reduce our net interest margin and/or the volumes and values of loans we make and securities we hold; (h) weather and similar conditions, particularly the effect of hurricanes on our banking and operations facilities and on our customers and the coastal communities in which we do business; (i) changes in general economic or business conditions and the real estate market in our banking market (particularly changes that affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral); and (j) other developments or changes in our business that we do not expect. Although our management believes that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this paragraph. We have no obligation, and do not intend, to update these forward-looking statements.

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